Media Contacts: Havas Formula freshdelmonte@havasformula.com Claudia Pou Vice President, Global Head of Corporate Communications communications@freshdelmonte.com Christine Cannella Vice President, Investor Relations ccannella@freshdelmonte.com FOR IMMEDIATE RELEASE Fresh Del Monte Selected as Successful Bidder in Del Monte Foods Court-Supervised Sale Proposed transaction would reunify the Del Monte brand and create a multi-category food platform CORAL GABLES, Fla. — January 15, 2026 — Fresh Del Monte Produce Inc. (NYSE: FDP) today announced that it has been named the successful bidder to acquire select assets of California-based Del Monte Foods Corporation II Inc. and its affiliates for a purchase price of $285M, plus assumption of certain liabilities—through a court-supervised sale under Section 363 of the U.S. Bankruptcy Code. The transaction remains subject to court approval and applicable regulatory clearances, including Hart-Scott-Rodino clearance. The sale hearing is scheduled for January 28, 2026, with closing expected by the end of the first quarter of 2026, subject to necessary approvals. The transaction brings the Del Monte brand under a single owner for the first time in nearly four decades, aligning fresh and shelf-stable foods under one integrated strategy. By pairing established pantry brands with Fresh Del Monte’s global fresh-produce supply chain, operational capabilities, and innovation engine, the company expects to strengthen brand consistency, expand consumer reach across more occasions and channels, enhance efficiency, and support long-term value creation.

“Bringing the Del Monte brand back together reflects a long-held conviction of mine,” said Mohammad Abu-Ghazaleh, Fresh Del Monte’s Chairman and Chief Executive Officer. “By uniting fresh and shelf-stable food under one strategy, we are honoring the brand’s legacy while supporting it for continued relevance and growth. It allows us to show up more consistently for consumers and to build a stronger, more flexible platform focused on efficiency, innovation, and long-term value creation.” The transaction positions Fresh Del Monte to carry forward one of the food industry’s most enduring brands—nearly 140 years old—across categories under a single, globally integrated strategy. Under the bid, Fresh Del Monte would acquire: • Prepared and packaged foods businesses comprising vegetable, tomato, and refrigerated fruit business assets, including Del Monte® and S&W® packaged vegetable brands, Del Monte®, Contadina®, and Take Root Organics® packaged tomato brands, the Del Monte® refrigerated fruit brand, and the JOYBA® beverage brand. • An operational footprint including selected U.S. facilities in Texas, Illinois, Wisconsin, and Washington, two facilities in Mexico, and one operation in Venezuela. • Material customer and supplier contracts and inventory at closing to support uninterrupted service. • Global ownership of the Del Monte® brand, subject to existing licensing arrangements across different regions and categories, including all U.S. rights to the Del Monte®, S&W®, Contadina®, and Joyba® trademarks, as well as certain operating assets and employees in the United States, Mexico, and Venezuela. • Excluded from the transaction are the canned fruit, and other ambient packaged fruit and fruit sauce products for the U.S., Puerto Rico and Mexico markets, under the Del Monte® and S&W® brands, along with physical assets associated with these businesses in those countries, as well as the broth and stock businesses under the College Inn® and Kitchen Basics® brands. Following closing, Fresh Del Monte plans to steward the acquired brands through a dedicated business unit, ensuring continuity for retailers, foodservice partners, suppliers, and consumers, with no immediate changes expected to products on shelf. Fresh Del Monte intends to finance the acquisition through a combination of cash on hand and availability under its revolving credit facility. Rabobank served as exclusive financial advisor to Fresh Del Monte, with Greenberg Traurig and Dickinson Wright acting as legal advisors. ### Cautionary Statement Regarding Forward-Looking Information This press release contains forward-looking statements regarding the intent, beliefs or current expectations. These statements include statements that are preceded by, followed by or include the words “believes”, “expects”, “anticipates”, “may” or similar expressions with respect to various matters. Specifically, this press release contain forward-looking statements regarding (i) the proposed acquisition by the Company, including the timing and receipt of approval by the Bankruptcy court, clearance pursuant to Hart-Scott-Rodino and other regulatory and third-party consents, (ii) the intended source of funds to finance the transaction and (iii) the Company’s expectations regarding the benefits of the transaction including, the ability to strengthen brand consistency, expand consumer reach, enhance efficiency and build a stronger, more flexible platform focused on efficiency, innovation, and long-term value creation and (iv) any other statements about future expectations. It is important to note that these forward-looking statements are not guarantees of future performance and involve known and unknown risks and assumptions that may cause actual results, plans and performance to differ materially from those in the forward-looking statements as a result of various factors, including (i) the ability to obtain Bankruptcy Court approval for this transaction and the other concurrent sales of assets being consummated by the Sellers under court-supervised sale (the “Other Buyers”), (ii) the ability of the Company, the Sellers and the Other Buyers to receive necessary regulatory and third party consents and approvals and finance their respective transactions, (iii) the Company’s ability to successfully integrate the acquired assets and recognized the anticipated benefits of the acquisition and (iv) the Company’s ability to execute on its integration strategy. In addition, these forward-looking statements and the information in this press release are qualified in their entirety by cautionary statements and risk factor disclosures contained in our Securities and Exchange Commission filings, including our most recently filed Annual Report on Form 10-K. All forward-looking statements in this press release are based on information available to us on the date hereof, and we assume no obligation to update such statements.

About Fresh Del Monte Fresh Del Monte Produce Inc. is one of the world’s leading vertically integrated producers, marketers, and distributors of high-quality fresh and fresh-cut fruit and vegetables, with products sold in more than 80 countries. The company is also a leading producer and distributor of prepared food in Europe, Africa, and the Middle East. Fresh Del Monte Produce Inc. markets its products worldwide under the DEL MONTE® brand (under license from Del Monte Foods, Inc.), a symbol of product innovation, quality, freshness, and reliability for over 135 years. Fresh Del Monte Produce Inc. is not affiliated with certain other Del Monte companies around the world, including Del Monte Foods, Inc., the U.S. subsidiary of Del Monte Pacific Limited, Del Monte Canada, or Del Monte Asia Pte. Ltd. Fresh Del Monte Produce Inc. is the first global marketer of fruits and vegetables to commit to the “Science Based Targets” initiative. The company was ranked as one of “America’s Most Trusted Companies” by Newsweek three times, based on an independent survey rating companies on three different touchpoints, including customer trust, investor trust, and employee trust. The company was also named a Humankind 100 Company for two consecutive years by Humankind Investments, which recognizes companies that substantially impact areas such as access to food and clean water, healthcare, and digital services. Fresh Del Monte has also been awarded a SEAL Business Sustainability Awards four times in the last five years (2021, 2023, 2024, and 2025), a testament to its mission of Building a Brighter World Tomorrow® Fresh Del Monte Produce Inc. is traded on the NYSE under the symbol FDP.